SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
February 21, 2007

INGRAM MICRO INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware (State of Incorporation or organization)	1-12203 (Commission File Number)	62-1644402 (I.R.S. Employer Identification No.)

1600 E. St. Andrew Place
Santa Ana, CA 92799-5125
(Address, including zip code of Registrant’s principal executive offices)

Registrant’s telephone number, including area code: (714) 566-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors on Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2007, our Board of Directors elected Leslie Stone Heisz to serve as an independent director, expanding the Board to 13 members. Ms. Heisz’s election as a member of our Board as well as a member of each of the Board’s Audit and Executive and Finance Committees is effective as of March 1, 2007. A copy of the press release on Ms. Heisz’s election to our Board as well as her background is attached hereto as Exhibit 99.1, the text of which is incorporated by reference herein. This press release is not deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing, or to form a part of our public disclosure in the United States or otherwise.

Ms. Heisz will receive compensation as a non-executive Board member pursuant to the Compensation Plan for Non-Executive Members of the Board of Directors (the “Plan”). Under the Plan, each non-executive Board member receives an annual award of cash and equity-based compensation for each calendar year of service. The mix of cash and equity-based compensation must be selected by each Board member prior to January 1 of each calendar year or within 30 days of initial appointment or election to the Board, as the case may be, based on the procedures outlined in the Plan. Under the Plan, equity-based compensation will be granted to Ms. Heisz on the first trading day of the month following her election to the Board. A copy of the Plan is attached hereto as Exhibit 99.2, the text of which is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 21, 2007, our Board of Directors amended our Bylaws to increase the maximum number of Directors from twelve to thirteen (in connection with the election of Ms. Heisz as a new member of the Board), and to clarify that the duties and responsibilities of the Executive and Finance, Governance, Human Resources and Audit Committees are governed pursuant to Charters of these Committees as may be amended from time to time, but in conformity with SEC and NYSE requirements. A copy of the Amended and Restated Bylaws is attached hereto as Exhibit 3.2, the text of which is incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits.

Exhibit No.	Description

3.2	Amended and Restated Bylaws, dated February 21, 2007

99.1	Press Release dated February 21, 2007

99.2	Compensation Plan for Non-Executive Members of the Board of Directors

99.3	Compensation Agreement -- Form of Board of Directors Compensation Election Form (Chairman of the Board)

99.4	Compensation Agreement -- Form of Board of Directors Compensation Election Form (Audit Committee Chair)

99.5	Compensation Agreement -- Form of Board of Directors Compensation Election Form (Non-Audit Committee Chair)

99.6	Compensation Agreement -- Form of Board of Directors Compensation Election Form (Non-Chair Member)

99.7	Compensation Agreement -- Form of Board of Directors Restricted Stock Units Deferral Election Agreement (Chairman of the Board)

99.8	Compensation Agreement -- Form of Board of Directors Restricted Stock Units Deferral Election Agreement (Non-Chairman of the Board)

99.9	Compensation Agreement -- Form of Board of Directors Compensation Cash Deferral Election Form

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGRAM MICRO INC.

By:	/s/ Larry C. Boyd

	Name:	Larry C. Boyd
	Title:	Senior Vice President, Secretary and General Counsel

Date: February 21, 2007